SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                                 Current Report


                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


         Date of Report (date of earliest event reported) March 30, 1999


                        HYPERION TELECOMMUNICATIONS, INC.
               (Exact name of registrant as specified in charter)



         Delaware                    0-21605                 25-1669404
     (State or other         (Commission File Number)      (IRS Employer
jurisdiction of incorporation)                          Identification No.)




                  Main at Water Street - Coudersport, PA 16915
              (Address of principal executive offices) (Zip Code)




        Registrant's telephone number, including area code (814) 274-9830




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Item 5.  Other Events.

On March 30, 1999, the Board of Directors of the Registrant elected to change its fiscal year from a year ending on March 31 to a year ending on December 31. The decision was made to conform to industry group standards and for certain administrative purposes. The change will first be effective with respect to the fiscal year ended December 31, 1998. No later than ninety days following March 30, 1999, the Registrant will file with the Securities and Exchange Commission a Report on Form 10-KT covering the nine-month transition period of April 1, 1998 to December 31, 1998.




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                                    SIGNATURE

         Pursuant to the requirements of the Security Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:    April 2, 1999              HYPERION TELECOMMUNICATIONS, INC.
                                            (Registrant)


                                            By: /s/ Timothy J. Rigas
                                            Timothy J. Rigas
                                            Vice Chairman, Treasurer and
                                            Chief Financial Officer